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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 26, 2002

                              U.S. Industries, Inc.
                            (Exact Name of Registrant
                          as Specified in Its Charter)


         Delaware                    1-14557                   22-3568449
    (State or Other          (Commission File Number)         (IRS Employer
     Jurisdiction of                                         Identification No.)
    Incorporation)


   101 Wood Avenue South
        Iselin, N.J.                                             08830-0169
  (Address of Principal                                          (Zip Code)
     Executive Offices)


                                 (732) 767-0700
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     See exhibited press release of Registrant dated April 26, 2002.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits      Description

         99.1 U.S. Industries, Inc. Press Release dated March 20, 2002 (previously filed as Exhibit 99.1 to the registrant's Form 8K on March 20, 2002).

         99.2          U.S. Industries, Inc. Press Release dated April 26, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. Industries, Inc.


Date: April 26, 2002                    By: /s/ Steven C. Barre
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                                           Name:  Steven C. Barre
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary